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Exhibit 10.1

         Purchaser Name:

Memorandum No.:

SUBSCRIPTION AGREEMENT

SENTO CORPORATION

$1,920,000

600,000 Units of Common Stock and Warrants

        NEITHER THE UNITS OF COMMON STOCK AND WARRANTS WHICH ARE THE SUBJECT OF THIS AGREEMENT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE UNITS AND SUCH COMPONENT SECURITIES WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH SECTIONS 3(b) AND 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, THE PROVISIONS OF REGULATION D UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SENTO CORPORATION

SUBSCRIPTION AGREEMENT

Sento Corporation
Attn: Stanley J. Cutler
808 East Utah Valley Drive
American Fork, Utah 84003

Ladies and Gentlemen:

        The undersigned understands that Sento Corporation, a Utah corporation (the "Company"), through certain independent brokers (the "Brokers") and in accordance with the terms and conditions of this Subscription Agreement (the "Agreement"), is offering for sale up to 600,000 units (the "Units") consisting of two shares ("Shares") each of the common stock, par value $0.25 per share, of the Company (the "Common Stock"), together with one warrant (a "Warrant") each for the purchase of one share of Common Stock (upon issue thereof, a "Warrant Share"), exercisable until May 31, 2002 at an exercise price of $2.50 per Warrant Share. The Company is offering the Units at a price of $3.20 per Unit. The minimum number of Units which may be subscribed for by any one purchaser is 10,000, or a total of $32,000, which minimum may be waived in the discretion of the Company. The Units are being offered on a "best efforts" basis and there is no requirement for a minimum amount of subscriptions. The Units are being offered for sale pursuant to a Private Placement Memorandum dated May 5, 1999 (the "Memorandum"), as more particularly described and set forth therein. Unless otherwise indicated, terms used herein shall have the same meanings as set forth in the Memorandum.

        1.    Acquisition of Units.    Subject to the terms and conditions hereof and the provisions of the Memorandum, the undersigned hereby irrevocably subscribes for and agrees to purchase                        Units at a purchase price of $3.20 per Unit, or an aggregate purchase price of $                        .

        2.    Acceptance of Subscription.    The undersigned understands and agrees that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Agreement is accepted and signed by a duly authorized officer of the Company as provided for herein. Subscriptions need not be accepted in the order received, and the Units may be allocated in whole or in part, at the sole discretion of the Company, in the event of an oversubscription.

        The Units are being offered on a "best efforts" basis, and there is no requirement for the sale of a minimum amount of Units. There is no assurance that the Company will be able to sell all or any portion of the Units, and the number of Units which will actually be sold by the Company in the Offering is unknown. Once subscriptions are received by the Company, investors will be irrevocably bound by the terms thereof.

        3.    Representations and Warranties of the Undersigned.    The undersigned makes the following representations and warranties, together with the representations made by the undersigned in the Purchaser Questionnaire attached hereto (which representations are incorporated herein by this reference), with the intent that they be relied upon by the Company and its counsel, officers, directors, employees and agents in determining the undersigned's suitability as a purchaser of the Units. The undersigned hereby agrees that such representations and warranties shall survive his/her purchase of the Units. By signing this Agreement, the undersigned represents that he/she has read and acknowledged the representations set forth in this Section 3. If more than one person is signing this Agreement, each representation and warranty made herein shall be a joint and several representation or warranty of each person.

          (a)   The undersigned is the sole and true party in interest, is acquiring the Units for his/her own account for investment, is not purchasing the Units subscribed for hereby for the benefit of any other person, and has no present intention of holding or managing the Units with others or of selling, distributing or otherwise disposing of any portion of the Units.

          (b)   The undersigned has consulted with the advisor (the "Purchaser Representative"), if any, named in the Purchaser Questionnaire incorporated herein. The Purchaser Representative, if any, has advised the undersigned as to the merits and risks of the investment in the Units in general and the suitability of the investment for the undersigned in particular. The Purchaser Representative is not, to the best of the undersigned's knowledge, affiliated in any way with the Company or any of the Brokers.

          (c)   The undersigned (i) is a citizen of the United States, (ii) is, if a natural person, at least 21 years of age and (iii) is a bona fide permanent resident of and is domiciled in the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction.

          (d)   The undersigned is aware that an investment in the Units is highly speculative and subject to substantial risks. The undersigned has adequate means of providing for his/her current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of the undersigned's entire investment and the limited transferability of the Units, which may make the liquidation of this investment impossible for the indefinite future.

          (e)   The undersigned, or the undersigned together with the Purchaser Representative, if any, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and making an informed investment decision.

          (f)    The undersigned understands that neither the Units, the Shares, the Warrants nor the Warrant Shares (collectively, the "Securities") will be registered in this Offering under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws, in partial reliance upon exemptions from registration for certain private offerings. The undersigned understands and agrees that the Securities, or any interest therein, may not be resold or otherwise disposed of by the undersigned unless such Securities are subsequently registered under the 1933 Act and under all applicable state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

          (g)   The undersigned understands that only the Company can take action so as to register the Securities. Nonetheless, the undersigned will have certain limited registration rights to the extent such rights are expressly provided by a registration rights agreement (the "Registration Rights Agreement") executed in connection with this Agreement by the undersigned and the Company. Such registration rights consist of certain "piggyback" rights to obligate the Company to register Shares or Warrant Shares upon request of the holder thereof if the Company otherwise registers securities of the Company, except in specific circumstances set forth in the Registration Rights Agreement.

          (h)   The undersigned acknowledges and represents that he/she and the Purchaser Representative, if any, have received and reviewed a copy of the Memorandum and any amendments or supplements thereto, have been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, have been supplied with all additional information concerning the Company and the Units that has been requested by the undersigned, have had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of the undersigned.

          (i)    The undersigned has received no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents, other than those contained in the Memorandum or this Agreement. In making his/her decision to purchase the Units, the undersigned has relied solely upon his/her review of the Memorandum, this Agreement, and independent investigations made by him/her or his/her representatives without assistance of the Company or any of its officers, directors, employees or agents.

          (j)    The undersigned understands and agrees that the following restrictions and limitations are applicable to his/her purchases and resales, pledges, hypothecations or other transfers of the Securities:

              (i)  The Securities shall not be sold, pledged, hypothecated or otherwise transferred unless registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available;

             (ii)  Each certificate or other document evidencing or representing Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH UNITS ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          (k)   The undersigned acknowledges and represents that he/she has completed and executed the Purchaser Questionnaire attached hereto and, if applicable, that his/her Purchaser Representative has completed and executed the Purchaser Representative Questionnaire attached hereto and that the information contained in each of such documents is complete and accurate.

          (l)    The undersigned represents and affirms that if an investment in the Units is being made pursuant to this Agreement by a corporation, partnership, trust or estate,

              (i)  the decision to invest and the execution and delivery of this Agreement have been duly authorized by such corporation, partnership, trust or estate;

             (ii)  the person executing this Agreement on behalf of such corporation, partnership, trust or estate has all right and authority, in his/her capacity as an officer, general partner, trustee, executor or other representative of such corporation, partnership, trust or estate, as the case may be, to execute and deliver this Agreement on behalf of such corporation, partnership, trust or estate;

            (iii)  this Agreement is a valid and binding agreement of such corporation; partnership, trust or estate, as the case may be, enforceable in accordance with its terms; and

            (iv)  such corporation, partnership, trust or estate was not organized for the specific purpose of acquiring the Units.

          (m)  The undersigned represents and affirms that if the undersigned is a partnership, it has, prior to commencement of the Offering, made other investments, and this investment in the Company is being participated in by the partners of the undersigned in substantially the same proportions as such other prior investments.

          (n)   The undersigned represents and affirms that none of the following information has ever been represented, guaranteed or warranted to the undersigned, expressly or by implication, by any person:

              (i)  the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Units; or

             (ii)  the possibility that the past performance or experience on the part of any subsidiary, officer, director, employee, agent or affiliate of the Company might in any way indicate or predict the results of ownership of the Units or the potential success of the Company's operations.

          (o)   The undersigned represents that he/she has read and considered fully the sections in the Memorandum entitled "INVESTOR SUITABILITY STANDARDS" and "RISK FACTORS AND INVESTMENT CONSIDERATIONS" and understands that (i) any investment in the Units is speculative and is subject to a high degree of risk and (ii) there are substantial restrictions on the transferability of the Securities which may make impossible or impractical the liquidation of an investment in the Units in case of an emergency.

          (p)   The undersigned (i) acknowledges that the Memorandum, the information contained therein, and all other information concerning the Company delivered to the undersigned in connection with the Offering (collectively, the "Proprietary Information) constitutes proprietary confidential information of the Company, (ii) warrants to the Company that he/she shall not use, disclose or disseminate the Proprietary Information except for the sole and isolated purpose of making an investment decision related to the purchase of the Units, and (iii) represents and warrants that he/she has not distributed or disseminated, nor will he/she at any time distribute or disseminate, the Proprietary Information to anyone other than the Purchaser Representative, if any, and other personal advisors of the undersigned, and that the use of the Proprietary Information by the Purchaser Representative and/or any other personal advisor has been, and will at all times, be limited to the sole and isolated purpose of evaluating the proposed purchase of the Units by the undersigned.

          (q)   The undersigned represents and warrants that he/she is aware of and has read the applicable state securities notices and legends set forth in the forepart of the Memorandum.

        4.    Indemnification.    The undersigned acknowledges that he/she understands the meaning and legal consequences of the representations and warranties set forth in Section 3 hereof and that the Company and its counsel, officers, directors, employees and agents have relied and will rely upon such representations and warranties. The undersigned hereby agrees to indemnify and hold harmless the Company and each of its respective attorneys, officers, directors, employees and agents from and against any and all loss, claim, damage, liability, cost or expense (including attorney's fees), joint or several, to which any such person may become subject due to or arising out of:

              (i)  any breach by the undersigned of, or any inaccuracy in, any such representation or warranty;

             (ii)  the disposition of any of the Securities by the undersigned contrary to the foregoing representations and warranties; or

            (iii)  any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against.

        Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him/her under federal or state securities laws.

        5.    Representations and Warranties of the Company.    The Company represents and warrants to the undersigned that as of the date of the Memorandum:

          (a)   The Company is a duly organized Utah corporation in good standing.

          (b)   The Company has the legal right and power and all authority necessary to accept and execute this Agreement, to issue and deliver the Units, and to perform fully its obligations hereunder. This Agreement has been duly authorized and, upon proper acceptance and execution by an officer of the Company, will constitute a valid and binding agreement of the Company enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated in this Agreement except as such may be required under state securities laws.

          (c)   The Securities, if and when issued by the Company pursuant to this Agreement or, in the case of the Warrant Shares, pursuant to exercise of the Warrants, shall be duly authorized, validly issued, fully paid and non-assessable.

          (d)   The Company acknowledges that the undersigned will rely on the foregoing representations and warranties of the Company and the Company hereby agrees to indemnify and hold harmless the undersigned from and against any and all loss, claim, damage, liability or expense and any action in respect thereof to which the undersigned may become subject as a direct result of a breach by the Company of any such representations or warranties together with all reasonable costs and expenses (including attorneys' fees) incurred by the undersigned in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against.

        6.    Non-Transferability.    Neither this Agreement nor any of the undersigned's interest therein is assignable by the undersigned.

        7.    Acceptance.    Execution and delivery of this Agreement by the undersigned shall constitute an offer to purchase the number of Units set forth herein, which offer may be accepted or rejected by the Company in its sole discretion for any reason or for no reason and without liability to the Company. The Company shall indicate acceptance of this Agreement only by signing as indicated on the signature page hereof.

        8.    Binding Agreement.    Upon delivery of this Agreement signed by the undersigned to the Company, the undersigned agrees that he/she may not cancel, terminate or revoke any obligation of the undersigned made hereunder and that all representations, warranties, covenants and duties contained in this Agreement shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned and shall survive (i) the acceptance of this Agreement by the Company and (ii) the death or disability of the undersigned.

        9.    Entire Agreement.    This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, supersedes any and all prior agreements and understandings of the parties, and may be amended only by a writing executed by all parties. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

        10.    Governing Law.    This Agreement shall be governed and construed for all purposes in accordance with the laws (without giving effect to the principles governing conflicts of laws) of the State of Utah. The parties hereby subject themselves to the jurisdiction of the federal and state courts located within the State of Utah and agree that the exclusive venue and place of jurisdiction for any lawsuit arising under or related to the Offering shall be the State of Utah.

        11.    Incorporation by Reference.    All statements, representations and other information set forth on the signature page hereof and all attachments hereto are incorporated herein as integral terms of this Agreement.

        NOTE: THIS SUBSCRIPTION AGREEMENT IS NOT COMPLETE AND WILL NOT BE ACCEPTED BY THE COMPANY UNTIL THE FOLLOWING STEPS ARE COMPLETED:

  1.
  THE SUBSCRIBER INFORMATION REQUESTED ON THE FOLLOWING PAGES MUST BE PROVIDED IN FULL.

  2.
  THIS AGREEMENT MUST BE EXECUTED BY EACH SUBSCRIBER IN THE APPROPRIATE MANNER ON THE FOLLOWING PAGE.

  3.
  THE PURCHASER QUESTIONNAIRE, WHICH BEGINS ON PAGE 10 HEREOF, MUST BE COMPLETED AND SIGNED.

  4.
  IF YOU ARE USING A PURCHASER REPRESENTATIVE, THE PURCHASER REPRESENTATIVE QUESTIONNAIRE, WHICH BEGINS ON PAGE 19 HEREOF, MUST BE COMPLETED AND SIGNED.

        IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the         day of                        , 19

1.
	(Signature of Subscriber)	(Signature of Joint Subscriber if applicable)

	(Name of Subscriber) (Please Print or Type)	(Name of Joint Subscriber, if applicable)
2.
Subscriber's State/Province of Residence

3.
Subscriber's Social Security or Taxpayer Identification Number:

Joint Subscriber's Social Security or Taxpayer Identification
Number (if applicable)

4.
Residence Address or, if Subscriber is not a natural person, business address (please indicate street address—post office address is not legally sufficient):

5.
Mailing Address (if different from residence address):

6.
Jurisdiction of Organization (if investor is not a natural person):

7.
Please indicate capacity of person signing above if investor is other than a natural person:

8.
Number of Units subscribed for:

9.
Total Price of Units subscribed for: $                                     ($3.20 per Unit)

10.
Delivery Instructions.    Checks should be made payable to "Sento Corporation" and must be tendered at the time this Agreement and related documents are submitted. All checks received will be deposited in the general account of the Company. Documents and checks should be mailed or delivered to:

    SENTO CORPORATION
    ATTN: STANLEY J. CUTLER
    808 EAST UTAH VALLEY DRIVE
    AMERICAN FORK, UTAH 84003

NOTE: THE FOLLOWING MUST BE COMPLETED TO BE USED BY SENTO CORPORATION IN RECORDING THE OWNERSHIP OF THE UNITS

1.
Name in which Units are to be registered:

        (Please Print)

2.
Complete mailing address for delivery of notices and other Company communications:

        (Attention)

3.
If subscriber is other than natural person, check one:

[ ]	General Partnership
[ ]	Limited Partnership
[ ]	Corporation
[ ]	Subchapter S Corporation
[ ]	"Grantor" Trust
[ ]	Trust
[ ]	Estate
[ ]	Pension Plan
[ ]	Limited Liability Company
4.
If joint ownership, check one:

[ ]	Joint Tenants with Right of Survivorship
[ ]	Tenants-in-Common
[ ]	Community Property

        Accepted as of                         , 19    .

SENTO CORPORATION, a Utah corporation
By:
Its:

SENTO CORPORATION

PURCHASER QUESTIONNAIRE

        The following information is furnished to Sento Corporation, a Utah corporation (the "Company"), in order for it to determine whether the undersigned is qualified to purchase certain Units (the "Units") of shares of common stock of the Company ("Shares") and warrants ("Warrants") for the purchase of shares of common stock of the Company ("Warrant Shares"), pursuant to Sections 3(b) and 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), Regulation D promulgated thereunder ("Regulation D") and applicable state securities laws. This Questionnaire is attached to, incorporated in, and constitutes a material portion of, a subscription agreement delivered by the undersigned to the Company (the "Agreement"). The undersigned understands that the Company will rely upon the following information for purposes of such determination and that, in reliance upon the exemptions from registration provided by Sections 3(b) and 4(2) of the 1933 Act and Regulation D, neither the Units, the Shares, the Warrants nor the Warrant Shares (collectively, the "Securities") will be registered under the 1933 Act.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned agrees, however, that the Company may present this Questionnaire to such parties as it may deem appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the 1933 Act or meets the requirements of applicable state securities laws.

        The undersigned understands that this Questionnaire is merely a request for information. The undersigned understands that this Questionnaire is not an offer to sell or sale of the Securities and that no sale will occur prior to the acceptance of the undersigned's subscription by the Company.

SECTION A

ALL INVESTORS MUST COMPLETE THIS SECTION
(Please Print)

1.	Name:
		(First)	(Middle Initial)	(Last)

Additional Investor (i.e., joint tenant)
Home Address:
(Street)

		(City)	(State)	(Zip Code)
	Telephone:		Age(s):
(Area Code)
	Social Security #:	- -	- - (Additional Investor)
2.	Employer:
	Business Address:	(Street)

		(City)	(State)	(Zip Code)
	Business Telephone:	(Area Code)
Occupation:
3.	Send Mail to:	Home	Office
Other:

        I hereby represent that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, that any person who suffers damage as a result of a false representation may have a claim against me for damages, and I understand that under the Agreement I am required to indemnify the Company and its respective affiliates against damages they suffer as a result of any false representation contained anywhere herein. I authorize the Company and relevant third parties to verify the accuracy of statements contained herein.

I.
PLACE YOUR INITIALS BESIDE THE STATEMENTS WHICH ARE TRUE:

Initial Here	1.	I had individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

		For purposes of this Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to my spouse or to property owned by my spouse, (A) increased by my share and not my spouse's share of (i) the amount of any tax exempt interest income received, (ii) any deduction claimed for depletion, (iii) amounts contributed to an IRA or Keogh retirement plan, (iv) alimony paid, and (v) the excluded portion of any long-term capital gains, and (B) plus or minus any noncash loss or gain, respectively, reported for Federal income tax purposes.
Initial Here	2.
		I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this Questionnaire, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.
Initial Here	3.	I am qualified as an "accredited investor" pursuant to Rule 501(a) of Regulation D of the 1933 Act for the following reason:

IF YOU HAVE INITIALED ANY OF THE ABOVE BOXES, AND YOU ARE NOT A CORPORATION, PARTNERSHIP OR A TRUST, SKIP TO SECTION C, PAGE 17. OTHERWISE, CONTINUE BELOW.

II.
FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

Initial Here	1.	The undersigned hereby certifies that the partnership or corporation which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered by the Company.
Initial Here	2.
		The undersigned hereby certifies personally, and on behalf of the partnership or corporation which he/she represents, that all of the beneficial owners of equity qualify individually as accredited investors under Part I above. (A partnership or corporation attempting to qualify as accredited under this paragraph should complete Exhibit A to this Questionnaire.)
III. FOR TRUSTS ONLY (INITIAL IF APPLICABLE):
Initial Here	1.
		The undersigned hereby certifies that the trust which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities offered by the Company, and that the purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the 1933 Act.

Initial Here	2.
		The undersigned hereby certifies personally, and on behalf of the trust that he/she represents, that such trust is a revocable trust which may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors as defined in Part I above.
IV. FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):
Initial Here	1.	The undersigned hereby acknowledges that he/she is acting as an agent or trustee for the following person or entity:

Initial Here	2.	The undersigned hereby agrees to provide to the Company, upon the Company's request, the following documents:
(a)	a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or
(b)	an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement.
V. FOR RETIREMENT OR EMPLOYEE BENEFIT PLANS (INITIAL IF APPLICABLE):
Initial Here	1.
		The undersigned hereby certifies that the plan which he/she represents was established and is currently maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and that plan has total assets in excess of $5,000,000.
Initial Here	2.
		The undersigned hereby certifies that the plan which he/she represents is an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 ("ERISA") and that either,
Initials	(a)
the decision to invest in the Units was made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or
Initials	(b)	the employee benefit plan has total assets in excess of $5,000,000; or
Initials	(c)
the plan is a self-directed plan, the decision to invest in the Units was made solely by a person that is an Accredited Investor, and each of the following statements is true with respect to that plan:
(i)	the plan provides for segregated accounts for each plan participant,
(ii)
the document governing the plan provides each participant with the power to direct each particular investment to the extent of the participant's voluntary contributions plus any portion of employer contributions that have vested to the participant's benefit, and
(iii)	the decision to invest in the Units was made pursuant to the plan participant's power to direct the investment of his or her account in the plan trust.

IF YOU ARE A TRUST, CORPORATION, PARTNERSHIP OR RETIREMENT OR EMPLOYEE BENEFIT PLAN AND HAVE INITIALED ANY OF THE BOXES IN PARTS II. OR III., SKIP TO SECTION C, PAGE 17. OTHERWISE, CONTINUE BELOW.

SECTION B

        The following information is to be provided by prospective purchasers who are individuals, by the person making the investment decision on behalf of corporations, partnerships, trusts, plans or other entities, or by the person making the investment decisions on behalf of the individuals investing as joint tenants.

        I.     Business or professional education:

School	Field of Study	Dates of Attendance	Degree

        II.    Current and prior employment, positions or occupations: (Please set forth employment history during at least the past five years, indicating employer, title, principal responsibilities and years of service):

        III.  Details of any training or experience in financial, business or tax matters not disclosed in Items I and II immediately above:

        IV.   Prior investments in high risk equity offerings (Please itemize each investment separately):

Name of Company or Offering	Type of Investment (stock, real estate, oil and gas, equip- ment leasing, etc.)	Year of Investment	Amount Invested

        V.     I have made the following additional investments which may reflect my knowledge and experience in financial and business matters:

        VI.  I have previously purchased securities which were offered through exempt private placements.

Yes             No

        VIII.   If this investment is being made by a retirement or employee benefit plan which is not qualified as an Accredited Investor, I certify that each plan participant whose plan funds will be placed at risk in connection with this investment has been provided a copy of the Memorandum and possesses the financial sophistication described below (Please list each plan participant and describe his or her qualifications to evaluate an investment in the Units):

        VIII. EITHER: Please initial the appropriate alternative.

1.	I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Units, and do not desire to utilize a Purchaser Representative in connection with evaluating such merits and risks. I understand, however, that the Company may request that I use a Purchaser Representative.
2.
I intend to use the services of the following named person as a Purchaser Representative in connection with evaluating the merits and risks of an investment in the Units and hereby appoint such person to act as my Purchaser Representative in connection with my proposed purchase of the Units:
List name of Purchaser Representative and phone number(s):
Name:
Office Phone:

(NOTE: REPRESENTATIVES OF THE COMPANY MAY NOT SERVE AS PURCHASER REPRESENTATIVES.)

*If this alternative is initialed, a completed and signed Purchaser Representative Questionnaire (enclosed) must accompany this Purchaser Questionnaire.

SECTION C

TO BE COMPLETED BY ALL INVESTORS:

        I represent that:

  (a)
  The information contained in this Questionnaire is complete and accurate and may be relied upon; and

  (b)
  I will notify the Company immediately of any material adverse change in any of such information occurring prior to the acceptance of my subscription.

        IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this Questionnaire this            day of                        , 19            .

Individuals:
Signature
Print or Type Name
Additional Investor Signature (i.e., joint tenant)
Print or Type Name of Additional Investor
Entities:
Print or Type Name of Entity
	By	Signature
	By	Title and Name Printed

FOR ACCREDITED PARTNERSHIPS AND CORPORATIONS ONLY
(IF APPLICABLE):

EXHIBIT A
TO
PURCHASER QUESTIONNAIRE

        I hereby certify that set forth below is a complete list of all owners of equity in                        , a (type of entity)                         , formed pursuant to the laws of the State of                        . I also certify that each such owner has signed the space opposite his name and that each such owner understands that by signing that space he is representing that he is an individual "accredited investor" as defined in the attached Purchaser Questionnaire.

Signature and title of authorized
corporate officer or general partner

Name of Equity Owner	Signature of Each Equity Owner
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

COMPLETE ONLY IF YOU ARE
USING A PURCHASER REPRESENTATIVE

PURCHASER REPRESENTATIVE
QUESTIONNAIRE INSTRUCTIONS:

        If you are relying upon someone else in analyzing the merits and risks of this investment and are not an Accredited Investor, you may be required to have a person act as your Purchaser Representative. Your Purchaser Representative may be your lawyer, accountant or another experienced person qualified to advise you as to the merits and risks of this investment, but may not be a representative or agent of the Company. If you are being advised by a Purchaser Representative in connection with your investment, please arrange for that person to complete and return the Purchaser Representative Questionnaire. If you are not required to have a Purchaser Representative, you should leave this document blank.

        PURCHASER REPRESENTATIVES SHOULD FOLLOW THE DIRECTIONS BELOW TO COMPLETE THIS QUESTIONNAIRE:

  1.
  Insert the name of the Investor.

  2.
  Read carefully and answer Items 1-10.

  3.
  Read carefully the representations contained in Items 11-14.

  4.
  Sign and date the Purchaser Representative Questionnaire.

SENTO CORPORATION

PURCHASER REPRESENTATIVE QUESTIONNAIRE

        The following information is being furnished to Spire International Corp., a Utah corporation (the "Company"), in order to enable it to determine whether the undersigned may act as a Purchaser Representative, as such term is used in Regulation D promulgated under the Securities Act of 1933 (the "1933 Act"), in connection with the proposed offer and sale of Units (the "Units") of shares of common stock of the Company ("Shares") and warrants ("Warrants") for the purchase of shares of common stock of the Company ("Warrant Shares") to                         (the "Investor"). Capitalized terms defined in a subscription agreement delivered by the Investor to the Company (the "Agreement") are used herein as defined therein.

        The undersigned Purchaser Representative affirms and represents that the answers below are correct, and the Company, and each of its attorneys, officers, directors, employees and agents, are entitled to rely on them in making the foregoing determination.

        NOTE: REPRESENTATIVES OF THE COMPANY MAY NOT SERVE AS PURCHASER REPRESENTATIVES.

(Please print complete response to each question below—attach additional sheets if required)

        1.     Representative's Name:

  Date of Birth:

        2.     My present occupation or position is as follows:

  Profession:

  Nature of Duties:

  Firm Name:

  Nature of Business:

  Business Address:

  City:                          State:

  Business telephone number: (    )

        3.     The other occupations or positions which I have held during the past five years are:

        4.     I have had prior experience in advising clients with respect to investments similar to that presently offered:

Yes             No

        5.     My business or professional education consists of the following:

School	Field of Study	Dates of Attendance	Degrees Conferred

        6.     In addition to the information provided in Items 2, 3, 4 and 5, I have received the following training and experience in financial, business or tax matters bearing upon my ability to evaluate the merits and risks of an investment in the Units:

        7.     (a) I am not an affiliate*, officer, director or other employee of the Company or beneficial owner of 10% or more of any class of the equity securities or 10% or more of the equity interest in the Company except as follows (if none, please indicate):

          (b)   Neither I nor any of my affiliates* now have or have had at any time during the past two years any material** relationship with the Company or any of its affiliates* and no such relationship is understood to be contemplated, except as follows (if none, please indicate):

*
The term "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

**
The term "material" when used to modify "relationship" means any relationship that a reasonable investor might consider important in the making of the decision whether to engage a person as his Purchaser Representative.

          (c)   Except as previously disclosed to the Investor in writing, I have received no compensation, and I do not expect to receive any future compensation as a result of any relationship described in 7(a) above. The amounts of compensation, if any, received or to be received as a result of the relationship(s) described in Item 7(a) (including any compensation received or to be received in conjunction with this transaction) are as follows (if none, please indicate):

        8.     I have known the Investor for            years, in the following capacity:

        9.     In advising the Investor in connection with the contemplated investment in the Units, I will be relying, in any respect, on the Investor's own expertise in certain areas:

Yes             No

If "Yes," the specific expertise upon which I will be relying is:

        10.   In advising the Investor in connection with the contemplated investment in the Units, I will be relying, in any respect, on the expertise of another person:

Yes             No

        If "Yes", the name and address of such person and the nature of the expertise on which I will be relying is:

        11.   I hereby represent that I, either alone or together with the Investor or other persons indicated in Item 10 above, have such knowledge and experience in financial and business matters generally and in similar investments in particular so as to be capable of evaluating the merits and risks of the proposed investment.

        12.   I acknowledge and confirm that the Company has made available to me all documents related to an investment in the Units that I have requested, including the Memorandum, relating to the sale of the Units and has responded to all of my questions concerning the Offering and merits and risks of an investment in the Units, and I am familiar with the financial and tax position and plans of the Investor. In evaluating the suitability of an investment in the Units for the Investor, I have not relied upon any representations or other information (whether oral or written) other than as set forth in the Memorandum or as contained in any documents or answers to questions so furnished to the undersigned by the Company.

        13.   Prior to any agreement to advise the Investor in connection with an investment in the Units, I have disclosed to the Investor, in writing, any material** relationship between myself or my affiliates* and the Company and its affiliates* which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, and any compensation received or to be received as the result of such relationship, including any compensation received or to be received in connection with the offering of the Units.

        14.   I hereby confirm and represent that the information supplied above is true and correct. I agree to furnish you with any additional information which you may request and to advise you of any changes which occur in any information which I have furnished you prior to the date of purchase of the Units by the Investor. I agree that the information contained in this Questionnaire may be released to such persons as you deem appropriate to establish that the proposed offer and sale of the Units is exempt from registration under the 1933 Act.

Dated:                        , 19

Print or Type Name
Signature of Purchaser Representative

*
The term "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.

**
The term "material" when used to modify "relationship" means any relationship that a reasonable investor might consider important in the making of the decision whether to engage a person as his Purchaser Representative.

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SUBSCRIPTION AGREEMENT SENTO CORPORATION $1,920,000 600,000 Units of Common Stock and Warrants